Exhibit 10.1

AMENDMENT NO. 4 TO CREDIT AGREEMENT

(ACREAGE FINANCE DELAWARE, LLC)

THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT dated as of March 29, 2021 (this “Amendment”), is the fourth amendment to the Credit Agreement (as defined below) and is entered into by and among ACREAGE FINANCE DELAWARE, LLC, a Delaware limited liability company, as the borrower under the Credit Agreement (in such capacity, the “Borrower”), ACREAGE IP HOLDINGS, LLC, a Nevada limited liability company, as a guarantor under the Credit Agreement, and IP INVESTMENT COMPANY, LLC, a Delaware limited liability company, as Lender under the Credit Agreement (in such capacity, a “Lender”) and as administrative agent and collateral agent under the Credit Agreement (in each such capacity, the “Agent”). Capitalized terms used but not defined herein have the meanings provided in the Credit Agreement.

RECITALS

WHEREAS, reference is made to the credit agreement, dated as of March 6, 2020, and amended on September 23, 2020, and as further amended on March 7, 2021 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, each Guarantor party thereto, each Lender party thereto and the Agent; and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement upon and subject to the terms and conditions set forth in this Amendment, and each such party is willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.      Definitions. All capitalized terms used herein without definition shall have the same meanings given to such terms in the Credit Agreement.

2.       Amendments to Credit Agreement.

(a)               The new definition of Tranche B Maturity Date is hereby added to Section 1.1 of the Credit Agreement as follows: “Tranche B Maturity Date” means June 30, 2021.

(b)               Section 2.4(b) is hereby amended and restated as follows: “the Aggregate Principal Amount of Tranche B then outstanding on the Tranche B Maturity Date.”

(c)               Section 3.3(b) is hereby amended and restated as follows: “in respect of the Aggregate Principal Amount of Tranche B only, at the Tranche B Interest Rate, calculated annually based on actual number of days elapsed and payable in cash on the Tranche B Maturity Date.”

(d)               Notwithstanding anything herein, in the Credit Agreement or in any of the other Credit Documents to the contrary (including Amendment No. 3 to the Credit Agreement), the parties hereto agree that interest shall accrue from March 7, 2021 for both Tranche A and Tranche B, and shall be payable with respect to Tranche A on the First Advance Maturity Date and with respect to Tranche B on the Tranche B Maturity Date.

3.      Conditions of Effectiveness. This Amendment shall become effective on the date the following conditions shall be satisfied:

(a)               the Lenders and Agent shall have received copies (which may be delivered in “pdf” format) of this Amendment duly executed and delivered by each party hereto; and

(b)               Borrower shall pay to the Lender a non-refundable amendment fee in an amount equal to Two Hundred Thousand Dollars ($200,000.00), in immediately available funds, which shall be fully earned, due and payable upon the date hereof, and payment or reimbursement by Borrower of all fees owing to Agent and/or Lender and expenses (including, without limitation, attorneys’ fees) incurred by Agent to analyze, prepare, negotiate and conclude this Amendment, administer the Credit Facility and all related agreements and transactions described herein up to Seventy-Five Thousand Dollars ($75,000.00).

4.      Miscellaneous.

(a)               Each of the Borrower and the Guarantor hereby acknowledges and agrees that the Liens created and provided for by the Security Documents continue to secure, among other things, the performance of all of the Borrower’s Obligations under the Credit Documents (including the Credit Agreement as, amended hereby); and the Credit Documents and the rights and remedies of the Secured Creditors thereunder, the obligations of each of the Borrower and the Guarantor, and the Liens created and provided for under the Security Documents remain in full force and effect and shall not be impaired or discharged by this Amendment. Nothing herein contained shall in any manner affect or impair the priority of the Liens and security interests created and provided for by the Security Documents.

(b)               This Amendment may be executed (including by way of electronic signature) in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the Credit Agreement constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, electronic signature (including, for greater certainty, by DocuSign) or by sending a scanned copy by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

(c)               The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(d)               This Amendment may not be amended or otherwise modified except as provided in Section 11.1 of the Credit Agreement.

(e)               The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(f)                This Amendment and the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(g)               Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(h)               The Credit Agreement, as amended by this Amendment, represents the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.

(i)                 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY LAWS OF THE STATE OF NEW YORK THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE CREDIT AGREEMENT.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ACREAGE FINANCE DELAWARE, LLC, as Borrower

By:
Name: Kevin Murphy
Title: President and Manager

ACREAGE IP HOLDINGS, LLC, as Guarantor

By:
Name: Kevin Murphy
Title: President and Manager

IP INVESTMENT COMPANY, LLC, as Agent

By:
Name: Kevin Murray
Title: Managing Member

IP INVESTMENT COMPANY, LLC, as First Advance Lender

By:
Name: Kevin Murray
Title: Managing Member

IP INVESTMENT COMPANY, LLC, as Second Advance Lender

By:
Name: Kevin Murray
Title: Managing Member

IP INVESTMENT COMPANY, LLC, as Subsequent Advance Lender

By:
Name: Kevin Murray
Title: Managing Member

[Signature Page to Fourth Amendment to Credit Agreement]

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